CONTINENTAL INFORMATION
                               SYSTEMS CORPORATION


                                                               October 19, 2001

Dear Stockholder:

     You are invited to attend the 2001 Annual Meeting of Continental Information Systems Corporation's (the "Company") stockholders on Wednesday, November 7, 2001, at 10 a.m. local time at the Beacon Hill Club, 250 Hobart Avenue, Summit, New Jersey 07901.

     Enclosed  with  this  letter  is a Notice of the  Annual  Meeting,  a Proxy
Statement, a Proxy Card, and a return envelope. Both the Notice of Annual Meeting and the Proxy Statement provide details of the business that we will conduct at the Annual Meeting and other information about the Company.

     The Board of Directors recommends a vote "FOR" each of Continental Information Systems Corporation's nominees for election as director in Proposal 1 and "FOR" the ratification of the appointment of PricewaterhouseCoopers as our independent auditors in Proposal 2.

     Please complete, sign, date and promptly return the Proxy Card in the enclosed prepaid return envelope. Your vote is important regardless of the number of shares you own. Your shares will be voted at the Annual Meeting in accordance with your proxy instructions. Of course, if you attend the Annual Meeting you may vote in person.

     On behalf of the Board of Directors and the employees of the Company, I look forward to seeing you at the Annual Meeting. If you plan to attend the meeting, please mark the appropriate box on the enclosed Proxy Card.

                                       Sincerely,

                                       James P. Hassett
                                       Chairman of the Board of Directors

                             CONTINENTAL INFORMATION
                               SYSTEMS CORPORATION
                         45 Broadway Atrium, Suite 1105
                               New York, NY 10006

                   ===========================================
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD NOVEMBER 7, 2001
                   ===========================================

     We will hold the 2001 Annual Meeting of Stockholders of Continental Information Systems Corporation (the "Company") at the Beacon Hill Club, 250 Hobart Avenue, Summit, New Jersey 07901 on Wednesday, November 7, 2001 at 10 a.m. local time. At the Annual Meeting, we will ask you to:

     1.   Elect six (6) Directors;

     2.   Ratify   the   appointment   by    the    Board   of    Directors   of
          PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending May 31, 2002; and

     3. Transact any other business that is properly presented at the Annual Meeting.

     You will be able to vote your shares at the Annual Meeting if you were a stockholder of record at the close of business on September 7, 2001.

     If any other matters properly come before the Annual Meeting, including, among other things, a motion to adjourn or postpone the Annual Meeting to another time or place for the purpose of soliciting additional proxies or otherwise, the persons named in the accompanying proxy card will vote the shares represented by all properly executed proxies on such matters using their best judgment. As of the date of the proxy statement, the Company is not aware of any other such business.

     We urge you to sign, date and return the enclosed proxy card as promptly as possible, whether or not you plan to attend the annual meeting in person. The proxy may be revoked at any time prior to its exercise in the manner described in the attached proxy statement.

                                       By Order of the Board of Directors,

                                       Michael L. Rosen,
                                       President and Chief Executive Officer

New York, New York
October 19, 2001

                  YOUR VOTE AT THE ANNUAL MEETING IS IMPORTANT.

            PLEASE INDICATE YOUR VOTE ON THE ENCLOSED PROXY CARD AND
             RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE,
                     EVEN IF YOU PLAN TO ATTEND THE MEETING.

              IF YOU ATTEND THE MEETING, YOU WILL BE ABLE TO REVOKE
                         YOUR PROXY AND VOTE IN PERSON.

                             CONTINENTAL INFORMATION
                               SYSTEMS CORPORATION



                                =================
                                 PROXY STATEMENT
                                =================

                                                                October 19, 2001

                       PROXY STATEMENT FOR ANNUAL MEETING
                                NOVEMBER 7, 2001

     This Proxy Statement provides information that you should read before you vote on the proposals that will be presented at the 2001 Annual Meeting of the Company's stockholders. The 2001 Annual Meeting will be held on Wednesday, November 7, 2001 at 10 a.m. local time, at the Beacon Hill Club, 250 Hobart Avenue, Summit, New Jersey 07901.

     This Proxy Statement provides detailed information about the Annual Meeting, the proposals on which you will be asked to vote at the Annual Meeting, and other relevant information.

     On October 19, 2001, we began mailing information to people who, according to our records, owned shares of the Company's common stock at the close of business on September 7, 2001.

                                TABLE OF CONTENTS




Information About the 2001 Annual Meeting, Voting and this Proxy Statement.....1

Proposals to be Presented at the Annual Meeting................................3

1--Election of Directors.......................................................3

2--Ratification of PricewaterhouseCoopers LLP as Independent Auditors..........3

Stock Ownership................................................................4

The Board of Directors.........................................................6

Executive Officers and Compensation............................................9

Other Information.............................................................13

                   INFORMATION ABOUT THE 2001 ANNUAL MEETING,
                         VOTING AND THIS PROXY STATEMENT


The Annual Meeting

     The 2001 Annual Meeting will be held on Wednesday, November 7, 2001 at 10 a.m. local time at the Beacon Hill Club, 250 Hobart Avenue, Summit, New Jersey 07901.

This Proxy Solicitation

     PURPOSE. We are sending you this Proxy Statement because the Company's Board of Directors is seeking a proxy to vote your shares at the Annual Meeting. This Proxy Statement is intended to assist you in deciding how to vote your shares.

     COSTS. The Company is paying the cost of requesting these proxies. The Company's directors, officers and employees may request proxies in person or by telephone, mail, telecopy or letter. The Company will reimburse brokers and other nominees their reasonable out-of-pocket expenses for forwarding proxy materials to beneficial owners of stock.

Voting Your Shares

     You have one vote for each share of the Company's common stock that you owned of record at the close of business on September 7, 2001. The number of shares you owned on that date is listed on the enclosed Proxy Card and is the number of shares you may vote at the Annual Meeting.

     You may vote your shares at the Annual Meeting either in person or by proxy. To vote in person, you must attend the Annual Meeting and submit a ballot. Ballots for voting in person will be available at the Annual Meeting. To vote by proxy, you must complete and return the enclosed Proxy Card. By completing and returning the Proxy Card, you will be directing the persons designated on the Proxy Card to vote your shares at the Annual Meeting in accordance with the instructions you give on the Proxy Card.

     If you decide to vote by proxy, your Proxy Card will be valid only if you sign, date and return it before the Annual Meeting. IF YOU DATE AND SIGN THE PROXY CARD BUT DO NOT COMPLETE THE VOTING INSTRUCTIONS, THEN YOUR SHARES WILL BE VOTED FOR EACH OF THE COMPANY'S NOMINEES IN THE PROPOSAL FOR THE ELECTION OF DIRECTORS AND FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE 2002 FISCAL YEAR.

Revoking Your Proxy

     If you decide to change your vote, you may revoke your proxy at any time before it is voted. You may revoke your proxy in any one of three ways:

     (1) You may notify the Secretary of the Company in writing that you wish to revoke your proxy;

     (2)  You may submit a proxy dated later than your original proxy; or

     (3) You may attend the Annual Meeting and submit a ballot. However, merely attending the Annual Meeting will not by itself revoke a proxy; you must obtain a ballot and vote your shares to revoke the proxy.

Vote Required For Approval

     PROPOSAL 1 - ELECTION OF SIX DIRECTORS.

     The six (6) nominees for director who receive the most votes will be elected. If you do not vote for a particular nominee, or you indicate "withhold authority to vote" for a particular nominee on your Proxy Card, your vote will not count as a vote for the nominee.

     PROPOSAL 2 - RATIFICATION OF SELECTION OF AUDITOR.

     The affirmative vote of the holders of a majority of the Shares present in person or represented by proxy at the Annual Meeting is required to ratify the appointment of the independent auditors. So, if you abstain from voting, it has the same effect as if you voted against this proposal.

Other Information

     SHARES HELD WITH A BROKER. If you hold your shares with a broker and you do not tell your broker how to vote, your broker has the authority to vote on each of the proposals scheduled to be presented at this year's Annual Meeting.

     QUORUM. On the record date for the Annual Meeting, September 7, 2001, 5,863,486 shares were issued and outstanding. A "quorum" must be present at the Annual Meeting in order to transact business. A quorum will be present if 2,931,744 shares are represented at the Annual Meeting, either in person or by proxy. If a quorum is not present, a vote cannot occur. In deciding whether a quorum is present, abstentions will be counted as shares that are represented at the Annual Meeting.

     OTHER BUSINESS. The Board of Directors knows of no other business that may be presented at the Annual Meeting. If any other business is properly presented at the Annual Meeting, the persons named on the enclosed Proxy Card will vote, or otherwise act, in accordance with their judgment on such matters.

Additional Information About The Company

     The Company's Annual Report to Stockholders for the fiscal year ended May 31, 2001 ("fiscal year 2001"), including consolidated financial statements, is being mailed to all stockholders entitled to vote at the Annual Meeting together with this Proxy Statement. The Annual Report does not constitute a part of the proxy solicitation material. The Annual Report provides and tells you how to get additional information about the Company.

                 PROPOSALS TO BE PRESENTED AT THE ANNUAL MEETING

1. Election of Directors

     Nominees for election to the Board of Directors are:

                                  Michael Bruck
                                James P. Hassett
                               George H. Heilborn
                                 Mark W. Jaindl
                                Michael L. Rosen
                                 Paul M. Solomon

     Each Director will be elected to serve for a one-year term, or thereafter until his replacement is duly elected or appointed. Each of the nominees is currently a member of the Board of Directors and has consented to serve as a director if re-elected. If a nominee cannot serve for any reason, the Board of Directors may designate a substitute nominee or nominees. If a substitute is nominated, the persons named on the enclosed proxy card will vote all valid proxies for the election of the substitute nominee or nominees. The Board of Directors may also decide to leave the Board seat or seats open until a suitable candidate or candidates are located, or it may decide to reduce the size of the Board. Proxies at the Annual Meeting may not be voted for more than six directors. More information about each of the nominees is available in the section of this Proxy Statement entitled "The Board of Directors," which begins on page 6.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THESE DIRECTORS.

2. Ratification of the appointment for PricewaterhouseCoopers LLP as Independent Auditors

     The Board of Directors is seeking ratification of its appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending May 31, 2002, as recommended by the Audit Committee. If a majority of the stockholders voting at the Annual Meeting and represented by proxy should not approve the appointment of PricewaterhouseCoopers LLP, the selection of independent auditors may be reconsidered by the Board of Directors.

     PricewaterhouseCoopers LLP is currently the Company's independent auditors. A representative of PricewaterhouseCoopers LLP is expected to attend the Annual Meeting and be available to respond to appropriate questions from stockholders.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE
                   APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP.

                                 STOCK OWNERSHIP

Security Ownership Of Certain Beneficial Owners And Management

     The following table sets forth, as of September 7, 2001, certain information regarding the ownership of Common Stock of (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding Common Stock; (ii) each of the directors, nominees for director and named executive officers of the Company; and (iii) all executive officers and directors of the Company as a group. A beneficial owner is a person who, directly or indirectly, has or shares voting and/or investment power.

                                                      Number of
Name and Address of Beneficial Owner               Shares Owned (1)     Percent Owned
------------------------------------               ----------------     -------------
Oscar Gruss & Son Incorporated, et al. (Group)
     74 Broad Street
     New York, New York 10004                       1,786,377 (2)(o)        29.65%

Frederick John Jaindl
Jaindl Farms
3150 Coffeetown Road
Orefield, Pennsylvania 18069                          592,034 (3)           9.83%

Directors and Executive Officers

James P. Hassett                                      396,100 (5)           6.74%

George H. Heilborn                                     12,337 (6)            *

Michael L. Rosen                                      886,373 (2)(7)       14.96%

Michael "Mickey" Rosen                                 12,300 (8)            *

Paul M. Solomon                                        79,000 (9)           1.34%

Jonah M. Meer                                          77,500 (10)          1.31%

Mark W. Jaindl                                        105,940 (4)           1.81%

Michael Bruck                                          21,440 (4)            *

All directors and executive officers as a group
(8 persons)                                         1,590,990 (11)         26.41%

-----------------------------------------------

* Percentage is less than 1% of the total number of outstanding shares (5,863,486) of the Company.

     (1) Except as otherwise indicated, each stockholder has sole voting and investment power of the shares beneficially owned.

     (2) In an Amendment No. 7 to Schedule 13D filed with the Securities and Exchange Commission ("Commission") in October 1998, and as updated by certain of the reporting persons through September 7, 2001, Oscar Gruss & Son Incorporated (571,368 shares), together with fourteen other persons, reported beneficial ownership of a total of 1,725,044 shares of Common Stock as a group as follows: Emanuel Gruss (363,699 shares); Riane Gruss (100,000 shares); Hermann Merkin (216,690 shares); Michael L. Rosen (33,135 shares); Michael & Leslie Gruss (24,063); Daniel Goldberg (50,000 shares); Emanuel Gruss and Brenda Hirsch as trustees for the benefit of Oren Arthur


                                       4


          Gruss Hirsch (49,685 shares), Howard Rosen and Shirley Rosen (5,000 shares), Jonathan Oscar Gruss Hirsch (45,597 shares) and Leni Gruss Hirsch (25,833 shares); Emanuel Gruss and Leslie Gruss as trustees for the benefit of Ripton Philip Gruss Rosen (65,381 shares) and Morgan Alfred Gruss Rosen (61,293 shares); Leslie Gruss (69,800 shares);
          Michael Shaoul (33,500 shares); and Frank Davis (10,000 shares). Michael L. Rosen also beneficially owns 61,333 shares of Common Stock issuable upon exercise of stock options that were exercisable on September 7, 2001. Each reporting person has the sole power to vote and dispose of the shares such person beneficially owns.

     (3) Based on a Schedule 13D filed with the Commission in January 2000, and as updated through September 7, 2001.

     (4) Includes shares of Common Stock issuable upon exercise of stock options that are currently exercisable (2,140 shares) and that are exercisable within 60 days (3,000 shares).

     (5)  Includes  shares of  Common  Stock  issuable  upon  exercise  of stock
          options  that   are   currently   exercisable  (9,000)  and  that  are
          exercisable within 60 days (3,000 shares).

     (6) Includes shares of Common Stock issuable upon exercise of stock options that were exercisable on September 7, 2001 (9,337) and that are exercisable within 60 days (3,000 shares).

     (7) The shares held by Michael L. Rosen are also included in the aggregate number of shares set forth in Note 2. Includes 69,800 shares of Common Stock owned by Michael L. Rosen's spouse, 24,063 held jointly by Michael Rosen and his spouse and 126,674 shares held by his minor children, as to which Michael L. Rosen disclaims beneficial ownership. Includes 571,368 shares of Common Stock beneficially owned by Oscar Gruss & Son Incorporated, as to which Michael L. Rosen disclaims beneficial ownership. Includes shares of Common Stock issuable upon exercise of stock options that are currently exercisable (61,333 shares).

     (8) Includes 100 shares of Common Stock owned by Michael "Mickey" Rosen's son.

     (9) Includes shares of Common Stock issuable upon exercise of stock options that are currently exercisable (12,000 shares) and that are exercisable within 60 days (3,000 shares).

     (10) Includes 50,000 shares of Common Stock issuable upon exercise of stock options that are currently exercisable.

     (11) Includes 571,368 shares of Common Stock beneficially owned by Oscar Gruss & Son Incorporated, as to which Michael L. Rosen disclaims beneficial ownership. Includes shares of Common Stock issuable upon the exercise of stock options that are currently exercisable (145,950 shares) and that are exercisable within 60 days, as of the date hereof (15,000 shares).

                             THE BOARD OF DIRECTORS

     Director                   Age      Director Since      Position Held
     --------                   ---      --------------      -------------
     Michael Bruck               44           2000              Director

     James P. Hassett            69           1995              Chairman

     George H. Heilborn          66           1997              Director

     Mark W. Jaindl              41           2000              Director

     Michael L. Rosen            45           1995              Director

     Paul M. Solomon             58           1994              Director


Principal Occupation And Business Experience During The Past Five Years

     Mr. Bruck is president of Marydell, Inc., a corporate strategy advisory firm. He was chairman of Convey.com Inc., an Internet-based application service provider, from 1999 to 2000, and Chief Executive Officer from 2000 until it filed for protection under chapter 7 of the United States Bankruptcy Code in April 2001. From 1983 to 1999, Mr. Bruck worked for the Intel Corporation in a variety of management positions. In 1997, Mr. Bruck served as an observer on the board of Geocities. From 1989 to 1992, he was Technical Assistant to Dr. Andrew
S. Grove, Intel's President and CEO. Mr. Bruck is an advisor to Nolan Securities Corporation. He also serves as a director of T1Xpert Corp, a subsidiary of the Company ("T1Xpert").

     Mr. Hassett is a private consultant and investor. From 1989 to 1994, Mr. Hassett served as the court appointed Trustee for the Company before it emerged from bankruptcy, and since then he has served as Trustee for the Liquidating Estate under the Company's Plan of Reorganization. From May through July 1996, Mr. Hassett served as a consultant to the Bankruptcy Court, the Debtor and Creditors Committee of Nelco, Ltd. Mr. Hassett also served as the court appointed adviser to the Creditors' Committee for ICS Cybernetics, Inc., and subsequently as Person-in-Control from 1988 through 1995. He is also a director of T1Xpert.

     Mr. Heilborn is the President of G.H. Heilborn and Co., Inc. of Hackensack, N.J., which is involved in consulting and financial advisory services for the leasing and high technology industries. He has been in his current business since 1992. From 1963 to 1992, Mr. Heilborn was the founder, President and Chief Executive Officer of Information Processing Systems, Inc. of Hackensack, N.J., a company specializing in the leasing of medium- and large-scale computer systems to major corporations. He is also a director of T1Xpert.

     Mr. Jaindl has been the President and Chief Executive Officer of American Bank since October 1997 and Vice Chairman since June 1997. He served as Chief Financial Officer of Jaindl Farms (agricultural products) and Jaindl Land Company (real estate development) from May 1982 to October 1991 and again from June 1995 to October 1997. Mr. Jaindl has been a director of Massachusetts Fincorp, Inc., the parent of Massachusetts Co-operative Bank, since April 2000. Mr. Jaindl was Senior Vice President of Pure World, Inc., the holding company for Pure World Botanicals, Inc., from June 1992 until May 1995 and has continued to serve as a director since October 1994. He was Senior Vice President of Pure World Botanicals, Inc., a botanical extract manufacturer, from December 1994 until June 1995 and has been a director since December 1994. He is also a director of T1Xpert.

     Michael L. Rosen has been President and Chief Executive Officer since July 18, 1997 and a director since 1995. He also serves as the Chief Executive Officer and a director of T1Xpert. Mr. Rosen is also a principal stockholder and, since June 1996, the Chief Executive Officer of Oscar Gruss & Son, Incorporated, a member firm of the New York Stock Exchange, Inc. Prior to 1996, Mr. Rosen operated a variety of real estate development projects and multi-family rental properties in which he has interests.

     Mr. Solomon is the principal of Exponential Business Development Company of Syracuse, New York. He has held this position since 1993. From 1991 to 1993, he was Senior Vice President of GATX Logistics. From 1980 to 1991, he was Executive Vice President of Itel Distribution Services. He has been a general partner of PJE since 1964. He became a general partner and a director of Northern Exposure last year. He is also a member of the Board of Directors of Alliance Financial Corp. and of T1Xpert.

Board Organization and Meetings

     During fiscal year 2001, the Board of Directors held a total of four (4) meetings. All directors attended at least 75% of their scheduled Board meetings and meetings held by Committees of which they were members.

     The Board of Directors has an Audit Committee. The Audit Committee consists of Messrs. Jaindl, Heilborn and Solomon. During fiscal year 2001, the Audit Committee held one (1) meeting. The Audit Committee's primary duties and responsibilities are to:

          o    Serve  as an  independent  and  objective  party to  monitor  the
               Company's   financial  reporting  process  and  internal  control
               system.

          o Review and appraise the audit efforts of the Company's outside auditors.

          o Provide an open avenue of communication among the outside auditor, financial and senior management, and the Board of Directors.

Audit Committee Report

     The Board of Directors adopted a written Audit Committee Charter on July 14, 2000, a copy of which is included as Appendix A to this proxy statement.

     The Audit Committee received the required written disclosures and letter from PricewaterhouseCoopers LLP, the Company's independent accountants required by Independence Standards Board Standard No. 1 and has discussed with PricewaterhouseCoopers LLP its independence. The Audit Committee reviewed and discussed with the Company's management and PricewaterhouseCoopers LLP the audited financial statements of the Company contained in the Company's fiscal year 2001 Annual Report on Form 10-K. The Audit Committee has also discussed with PricewaterhouseCoopers LLP the matters required to be discussed pursuant to the Codified Statements on Auditing Standards (SAS 61).

     Based on its review and discussions described in the immediately preceding paragraph, the Audit Committee recommended to the Board of Directors that the audited financial statements included in the Company's fiscal year 2001 Annual Report on Form 10-K be included in that report.

                                          Audit Committee
                                          George H. Heilborn
                                          Mark W. Jaindl
                                          Paul M. Solomon

     AUDIT FEES. The aggregate fees billed by PricewaterhouseCoopers for professional services rendered for the audit of the Company's annual financial statements and for the reviews of the financial statements included in the Company's Forms 10-Q during fiscal year 2001 were $99,037.

     ALL OTHER FEES. The aggregate fees billed by PricewaterhouseCoopers for professional services rendered for tax-related services during fiscal year 2001 were $91,150.

Compensation of Directors

     FEES AND EXPENSES. In fiscal year 2001, each director who was not also an employee of the Company was paid an annual fee of $12,500, plus $2,500 for services as chairman of each committee of the Board of which that person was chairman. Each non-employee director also received attendance fees of $1,500 for each meeting of the Board and $1,000 for each meeting of any committee (other than telephonic meetings) that he attended, plus travel and other expenses.

     OPTION GRANTS TO DIRECTORS. Each non-employee director also receives automatic grants of nonqualified stock options to purchase 3,000 shares of common stock of the Company on the date of each annual meeting. The exercise price per share is the fair market value of the common stock on the date as of which the director is appointed, elected, or re-elected to the Board. Options granted as of each annual meeting become fully exercisable on the day before the next occurring annual meeting and can be exercised until the earlier of five years after the date granted or one year after the director ceases for any reason to be a member of the Board. During fiscal year 2001, 3,000 nonqualified stock options had been granted to outside directors. As of the date hereof, 145,950 of the options granted to the current directors are exercisable.

     DIRECTORS WHO ARE ALSO EMPLOYEES. Directors who are also employees of the Company are not compensated for serving on the Board.

                       EXECUTIVE OFFICERS AND COMPENSATION

Executive Officers

     We set forth below certain information regarding the executive officers of the Company, except for Mr. Michael L. Rosen, whose information is set forth on page 7.

Position and Information

     Jonah M. Meer, 46, has served as the Senior Vice President, Chief Financial Officer and Chief Operating Officer since June 30, 1997. He also serves as a director of T1Xpert. He has also been the Managing Director of jBroker, LLC since June 1999. Prior to joining the Company, Mr. Meer served as Senior Vice President of Oppenheimer & Co., Inc., a registered broker-dealer, from May 1996 until June 1997. From 1983 until April 1996, Mr. Meer served as a Vice President and Treasurer of Oscar Gruss & Son Incorporated, a registered broker-dealer.

     Michael "Mickey" Rosen, 47, has served as the President and a director of T1Xpert. He was a Managing Member of Kesher, LLC from January 1996 to August 1999. From January 1995 to June 1996, he was President of W&D Securities, a member firm of the New York Stock Exchange, Inc. Michael "Mickey" Rosen is not related to Michael L. Rosen, the President and Chief Executive of the Company.

Summary Compensation Table

     We have set forth below, for the periods indicated, certain summary information concerning the cash and non-cash compensation earned by or awarded to (i) the Company's Chief Executive Officer, and (ii) each of the two (2) most highly compensated persons who were serving as executive officers at the end of fiscal year 2001.

                                                                                    LONG TERM
                                          ANNUAL COMPENSATION                     COMPENSATION
                             ----------------------------------------------   -------------------
                                                      OTHER                   SECURITIES  PAYOUTS
NAME AND                                              ANNUAL     RESTRICTED   UNDERLYING    LTIP    ALL OTHER
PRINCIPAL            FISCAL   SALARY      BONUS     COMPENSA-       STOCK       OPTIONS   PAYOUTS   COMPENSA-
POSITION              YEAR     ($)(1)      ($)     TION ($)(2)    AWARDS(4)       (#)       ($)     TION ($)
-------------------  ------  --------   --------   -----------   -----------  ----------  -------   ---------
Michael L. Rosen      2001   $ 65,000      --       $ 2,400           --           --(3)     --         --
President, Chief      2000     65,000      --         2,400           --           --        --         --
Executive Officer     1999     65,000      --         1,854           --       25,000        --         --
and Member of the
Board

Jonah M. Meer         2001    200,000      --         4,800(5)        --           --        --         --
Senior Vice           2000    200,000      --          --             --           --        --         --
President,            1999    200,000   $100,000       --             --       25,000        --         --
Chief Operating
Officer and Chief
Financial Officer

Michael "Mickey"      2001    250,000      --         5,625(5)        --           --(3)     --         --
Rosen, President of   2000    198,878      --          --             --           --        --         --
T1Xpert Corp.

     ------------------------------

          (1)  Salary includes base salary,  amounts  deferred under the Company's  401(k) plan and payroll deductions for health insurance under the Company's health insurance plan.

          (2)  For fiscal year 2001,  there were no perquisites with an aggregate value for any named  individual  in excess of the  lesser  of  $50,000  or 10% of the total of salary and bonuses.

          (3)  In May 2000,  Messrs.  Michael L.  Rosen and  Michael  "Mickey"  Rosen were each granted  500,000  stock  options in T1Xpert.  The  exercise  price for  T1Xpert.
               options issued to Messrs. Michael L. Rosen and Michael "Mickey" Rosen is $.0675.
               The expiration date for T1Xpert.  options issued to Messrs. Michael L. Rosen and
               Michael  "Mickey" Rosen is August 9, 2009. There was no grant date value for the options in T1Xpert.

          (4)  There are no restricted stock awards for long-term incentive plan payouts.

          (5)  The value of the Company's matching contribution to the 401(k) Plan.

Option Exercises in Fiscal Year 2001 and the Value of Options at May 31, 2001

     Set forth below is information on option exercises during fiscal year 2001 by the named executive officers and the value of each of the named executive officer's unexercised options to acquire the Company's common stock at May 31, 2001. No executive officer exercised stock options in fiscal year 2000.

     On July 6, 1995, the Board of Directors adopted the Continental Information Systems Corporation 1995 Stock Compensation Plan (the "1995 Plan"). The 1995 Plan was approved by stockholders at the annual meeting held September 27, 1995, in Syracuse, New York. The 1995 Plan provides for the issuance of options covering up to 1,000,000 shares of Common Stock and stock grants of up to 500,000 shares of Common Stock to non-employee directors of the Company and, in the discretion of the Compensation Committee, employees of and independent contractors and consultants to the Company. As of May 31, 2001, 222,616 options had been granted and 207,616 options were exercisable.

                                   Aggregated Option Exercises in Last Fiscal Year
                                          and Fiscal Year-End Option Values
                   -------------------------------------------------------------------------------
                                            Number of Securities          Value of Unexercised,
                                           Underlying Unexercised             In-The-Money
                    Shares                       Options at                 Options Held at
                   Acquired                   September 7, 2001            September 7, 2001
                      on       Value                (#)                           ($)
                   Exercise   Realized   ---------------------------   ---------------------------
Name                 (#)         ($)     Exercisable   Unexercisable   Exercisable   Unexercisable
----------------   --------   --------   -----------   -------------   -----------   -------------
Michael L. Rosen      --         --        61,333(1)         --            $0(2)           $0

Jonah M. Meer         --         --        50,000            --             0               0

Michael "Mickey"      --         --            --(3)         --            --(4)           --
Rosen

----------------

     (1)  Michael L. Rosen also has 500,000 exercisable options in T1Xpert.

     (2)  Michael L. Rosen's exercisable options in T1Xpert have a value of $0.

     (3)  Michael "Mickey" Rosen has 500,000 exercisable options in T1Xpert.

     (4)  Michael "Mickey" Rosen's  exercisable  options in T1Xpert have a value of $0.

Employment Arrangements

     No named executive officer currently has an employment agreement with the Company.

Employee Benefits Programs

     The Company has a 401(k) plan that matches employee pretax contributions on a semi-monthly basis at the rate of 50% of the first 6% of eligible compensation. In addition, the Company may make an annual discretionary contribution, based on participants' eligible compensation, once a year, for all employees with at least one year of service and who are on the payroll as of December 31 of a given year. The Company made no discretionary contribution in fiscal year 2001. The vesting schedule for employer contributions is as follows:
10% after one (1) year; 20% after two (2) years; 30% after three (3) years; 40% after four (4) years; and 100% after five (5) years. Under the current tax code for 2001, employees may elect to defer up to 15% of their compensation, up to $10,500.

Compensation Committee Report

     During fiscal year 2001, decisions about executive compensation were made by the Board of Directors. All of the Company's directors, including those who are also employees of the Company, participate in decisions regarding executive compensation (except that officers do not participate in decisions regarding their own compensation).

     Since his appointment to the position of Chief Executive Officer in 1997 through the end of fiscal year 2001, Michael L. Rosen's salary has been set at $65,000 because he has had significant other business activities including his duties at Oscar Gruss & Son, Incorporated. In fiscal year 2001, the Board of Directors determined that, in light of Mr. Rosen's other business activities, it was appropriate to continue his salary at that same level. During fiscal year 2001, Michael L. Rosen made a full-time commitment to lead T1Xpert and substantially reduced his other business activities. Consequently, during fiscal year 2001, the Compensation Committee recommended that Mr. Rosen be paid a salary of $200,000 from T1Xpert and acted to reduce Michael L. Rosen's salary with the Company to $50,000. These changes went into effect on June 1, 2001.

     The Board of Directors considers the Company's performance in setting compensation of the CEO and other officers. Since the principal focus of the Company is developing products and customer relationships at T1Xpert, these two criteria are the principal focus of the Board of directors in evaluating performance and setting compensation of the Chief Executive Officer and other officers. Other than decisions regarding executive officers described above, the Board of Directors did not change executive salary levels from those in fiscal year 2001, nor did it award bonuses or options to executive officers during fiscal year 2001.

                                        Michael Bruck
                                        James P. Hassett
                                        George H. Heilborn
                                        Mark W. Jaindl
                                        Michael L. Rosen
                                        Paul M. Solomon

                                OTHER INFORMATION

Related Party Transactions

     During fiscal year 2001, T1Xpert paid approximately $45,850 to Oscar Gruss & Son Incorporated ("Oscar Gruss") for computer-related services. Oscar Gruss beneficially owns more than 5% of the Company's equity securities, and the Company's President and Chief Executive Officer Michael L. Rosen is Chief
Executive Officer and a director of Oscar Gruss. Oscar Gruss also invoiced T1Xpert for an additional $46,300 for other computer-related services in fiscal year 2001.

Performance Graph

     The following line graph compares the percentage change in the total cumulative stockholder return on the Company's Common Stock since May 31, 1995 with the cumulative total return on the NASDAQ Market Index and the capital stocks of a peer group (the "Peer Group") of the following companies: Capital Associates, Inc., Comdisco, Inc., Leasing Solutions, Inc., and PLM International, Inc. Previous proxy statements included two additional companies, AT&T Capital Corporation and LDI Corporation, in the Peer Group. However, they have not been included in the Peer Group for this proxy statement because the necessary information is no longer available for them, as they were acquired by other companies during the fiscal year ended May 31, 1997. The companies included in the Peer Group reflect the line-of-business in which the Company was engaged during the periods covered by the graph, rather than the line of business the Company intends to pursue in the future (as disclosed in the Company's Annual Report).

                          [GRAPHIC LINE CHART OMITTED]

                       DATA POINTS USED IN PRINTED GRAPHIC

                             MAY-96   MAY-97   MAY-98   MAY-99   MAY-00   MAY-01
Continental Inform.           100.0    120.0    115.0     67.5     66.7     56.0
NASDAQ Stock Market           100.0    112.7    142.9    201.7    276.5    171.6
Peer Group                    100.0    131.6    198.3    244.3    257.6     23.5

Notes:
     A. The lines represent annual index levels derived from compounded daily returns that include all dividends.
     B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
     C. If the annual interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
     D.   The index level for all series was set to $100.00 on 05/31/1996.

     THE FOREGOING GRAPH SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY FILING OF THE COMPANY UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section 16(a) Beneficial Ownership Reporting Compliance

     The Company's executive officers, directors, and ten percent beneficial owners of common stock are required to file reports of ownership and change of ownership with the Securities and Exchange Commission under the Exchange Act. We are not aware of any failure to timely file reports required by Section 16 of the Exchange Act.

Incorporation of Certain Materials By Reference

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the securities laws that might incorporate future filings, the Report on Executive Compensation and the Performance Graph included in this Proxy Statement shall not be incorporated by reference into any such filing.

Proposals for the 2002 Annual Meeting of Stockholders

     If you want to include a proposal in the Proxy Statement for the Company's 2002 Annual Meeting, send the proposal to Continental Information Systems Corporation, Attention: Jonah M. Meer, Senior Vice President. Proposals must be received on or before May 28, 2002 to be included in next year's Proxy Statement. Please note that proposals must comply with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as well as the requirements of the Company's certificate of incorporation and bylaws.

                                                                      APPENDIX A


                   CONTINENTAL INFORMATION SYSTEMS CORPORATION
     ---------------------------------------------------------------------------

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER

I.   PURPOSE

     The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by Continental Information Systems Corporation. (the "Company") to the public; the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

          o    Serve  as an  independent  and  objective  party to  monitor  the
               Company's   financial  reporting  process  and  internal  control
               system.

          o Review and appraise the audit efforts of the Company's outside auditors.

          o Provide an open avenue of communication among the outside auditor, financial and senior management, and the Board of Directors.

     The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV. of this Charter.

     The purpose of this Charter is also to confirm that the Company's outside auditor's ultimate accountability is to the Board of Directors and the Audit Committee, as representatives of the stockholders. These stockholder representatives have the ultimate authority and responsibility to select, evaluate, and where appropriate, replace the outside auditor (or to nominate the outside auditor to be presented to the stockholders for approval in a proxy statement). While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the outside auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the outside auditors or to assure compliance with laws and regulations.

II.  COMPOSITON

     Effective no later than June 14, 2001, the Audit Committee shall have at least three members, comprised solely of independent directors (as defined in the applicable rules of NASDAQ or any securities exchange on which the common stock of the Company is listed), each of whom is able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement, or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. Additionally, the Audit Committee will have at least one member that has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The Audit Committee may have one director who is not independent if the conditions set forth in NASDAQ Rule 4310(c)(26)(B) are satisfied.

     The members of the Audit Committee shall be elected by the Board at least annually at a meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership.

III. MEETINGS

     The Audit Committee shall meet at least twice annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee should meet at least annually with management and the outside auditors in separate sessions to discuss any matters that the Audit Committee or either of these groups believe should be discussed privately. When deemed appropriate, meetings may be held in person or by telephone. Minutes or other records of meeting and activities of the Audit Committee shall be maintained.

IV.  RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties, the Audit Committee shall:

Document Reports/ Reviews
-------------------------

     1. Review and/or reassess the adequacy of this Charter periodically, at least annually, as conditions dictate and submit recommended changes to the full Board of Directors for approval.

     2. Review the Company's annual audited and quarterly unaudited financial statements to be included in the Company's period reports filed with the Securities and Exchange Commission (SEC); discuss them with management, and discuss with the Company's outside auditor the matters required to be discussed by Statement on Auditing Standards 61, as modified or supplemented.

     3. Based on the review and discussions described in Sections IV.2 and IV.5, make recommendations to Board of Directors whether the Company's annual audited financial statements should be included in the company's Annual Report on Form 10-K for the preceding fiscal year to be filed with the SEC.

Outside Auditors
----------------

     4. Recommend to the Board of Directors the selection or replacement of the outside auditor, and approve the fees and other compensation to be paid to the outside auditors.

     5. Obtain, on an annual basis, a written statement from the Company's outside auditors delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1, actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor, and taking, or recommending that the full Board of Directors take, appropriate action to oversee the independence of the outside auditor.

     6. Review the performance of the outside auditor and recommend any proposed discharge of the outside auditor when circumstances warrant.

     7.   Periodically  consult with the outside  auditor out of the presence of
          management  about  internal   controls  and  quality,   acceptability,
          fullness and accuracy of the Company's financial statements.

Financial Reporting Process
---------------------------

     8. In consultation with the outside auditors, review the integrity of the Company's financial reporting process, both internal and external.

     9. Consider the outside auditor's judgments about the quality and appropriateness (not just acceptability) of the Company's accounting principles and the clarity of financial disclosure practices as applied in its financial reporting.

     10. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the outside auditor or management.

Process Improvement
-------------------

     11. Discuss, at least annually, with each of management and the outside auditor any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

     12. Following completion of the annual audit, review separately with each of management and the outside auditor any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     13.  Review any significant  disagreement  among management and the outside
          auditor  in  connection   with  the   preparation   of  the  financial
          statements.

     14. Review with the outside auditor and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate period of time subsequent to implementation of changes or improvements, as decided by the Audit Committee.)

Ethics and Legal Compliance
---------------------------

     15. Review management's monitoring of the Company's compliance with laws and management's exercise of ethical practices and ensure that management has the proper review system in place to ensure that the Company's financial statements, reports and other financial information disseminated to governmental organizations, and the public, satisfy legal requirements.

     16. Review, with the Company's counsel, legal compliance matters including securities trading activities.

     17. Review, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements.

     18. Perform any other activities consistent with this Charter, the Company's Certificate of Incorporation or Bylaws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

     19. Conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall, subject to the approval of the Board, be empowered to retain independent counsel and other professionals to assist in the conduct of any investigation.

Internal Audit
--------------

     20. Consider and review with management and the director of internal auditing:

          (a) Significant findings during the year and management's responses thereto.

          (b) Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

          (c)  Any changes required in the planned scope of their audit plan.

          (d)  The internal auditing department budget and staffing,

          (e)  The internal auditing department charter.

          (f) Internal auditing's compliance with The IIA's Standards for the Professional Practice of Internal Auditing (Standards).

Reports of the Audit Committee
------------------------------

     21. Prepare and submit any report of the Audit Committee required by the SEC in the Company's annual proxy statement

     22. Report to the Board at least annually with respect to its compliance with this Charter and the matters set forth in Section I above.